UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2026
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Rd Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
On March 1, 2026, HBT Financial, Inc. (“HBT Financial”) completed its previously announced acquisition (the “Merger”) of CNB Bank Shares, Inc., an Illinois corporation (“CNB”), pursuant to an Agreement and Plan of Merger, dated October 20, 2025 between HBT Financial, CNB, and HB-CNB Merger, Inc., a Delaware corporation (“MergerCo”) and wholly-owned subsidiary of HBT Financial (the “Merger Agreement”).
On March 2, 2026, HBT Financial filed a Current Report on Form 8-K (the “Prior Report”) with the Securities and Exchange Commission to report the completion of the Merger and other related matters. HBT Financial is filing this amendment to the Prior Report to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b). This amendment does not include other updates or amendments to the Prior Report. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that HBT Financial and CNB would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future financial results and results of operations that the combined company may achieve after completion of the Merger.
Item 9.01. Financial Statements and Exhibits.
(a)    Audited Financial Statements of Business Acquired.
The audited consolidated financial statements of CNB as of and for the years ended December 31, 2025 and 2024, the accompanying notes thereto and the related Independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.
(b)    Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet of HBT Financial as of December 31, 2025 and the unaudited pro forma condensed combined income statement of HBT Financial for the year ended December 31, 2025, are filed as Exhibit 99.2 and incorporated herein by reference.
Exhibit Number    Description of Exhibit
23.1    Consent of Forvis Mazars, LLP.
99.1    Audited consolidated financial statements of CNB Bank Shares, Inc. as of and for the years ended December 31, 2025 and 2024, and the accompanying notes thereto and the related Independent Auditor's Report.
99.2    Unaudited pro forma condensed combined balance sheet of HBT Financial as of December 31, 2025 and the unaudited pro forma condensed combined income statement of HBT Financial for the year ended December 31, 2025.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: April 29, 2026